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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 10, 2004

                                       ZAP

             (Exact name of Registrant as specified in its charter)


         CALIFORNIA                   0-303000                   94-3210624
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


                                501 FOURTH STREET
                              SANTA ROSA, CA, 95401
                    (Address of principal executive offices)


                                 (707) 525-8658
               Registrant's telephone number, including area code

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))
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Item 7.01 Regulation FD Disclosure

The Board of Directors of ZAP has extended the expiration dates and exercise prices of the following Company warrants :

1) Series B and B-2 Warrants were extended from December 31, 2004 to July 1, 2007 with an exercise price of $1.20.
2) Series C and C-2 Warrants were extended from July 1, 2005 to July 1, 2007 with an exercise price of $5.00 However, the Board of Directors did approve a temporary reduction in the exercise price from $5.00 to $3.25 until January 2, 2005.
3) Series D and D-2 Warrants were extended from July 1, 2005 to July 1, 2007 with an exercise price of $8.00.
4) Series K and K-2 Warrants were extended from July 1, 2005 to July 1, 2007 with an exercise price of $1.00.


Item 8.01 Other Events.


On December 10, 2004 the Board of Directors of ZAP has decided to hold on the forward stock split which was announced on November 23, 2004 .


ITEM 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit No.                          Description
     -----------                          -----------

        99.1 Press Release dated December 10, 2004- ZAP Board elects to hold on stock split.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 10, 2004

ZAP

BY:

/s/ Steven Schneider
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Steven M. Schneider,
Chief Executive Officer